Exhibit 13.1

Certification by the Principal Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jiancong Huang, Chief Executive Officer of ZK International Group Co., Ltd. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

a.	the Company’s annual report on Form 20-F for the fiscal year ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Dated June 18, 2018

By:	/s/ Jiancong Huang
Name: Jiancong Huang
Title: Chief Executive Officer